UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 21, 2016

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32, rue Blanche, Paris - France	75009
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +33 14 040 2290
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 2.02	Results of Operations and Financial Condition
Criteo S.A. (the “Company”) has determined that, as of June 30, 2015, it no longer met the requirements to qualify as a foreign private issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, as of January 1, 2016, the Company began reporting under the Exchange Act as a U.S. domestic registrant. Going forward, the Company will file Annual Reports on Form 10-K (including in respect of the Company's year ended December 31, 2015), Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The Company is now also subject to the U.S. proxy rules under the Exchange Act and, accordingly, will file a proxy statement in connection with its 2016 annual shareholders’ meeting. The Company will require a quorum of at least 33 1/3% at such meeting, consistent with the NASDAQ rules applicable to a U.S. domestic registrant.
In connection with this transition, the Company is now required to present its financial statements in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), rather than International Financial Reporting Standards as issued by the International Accounting Standards Board, and to present its financial information in U.S. dollars instead of euros. In advance of the announcement of the Company's results for the fourth quarter and year ended December 31, 2015, the Company is furnishing herewith certain unaudited historical financial information prepared in accordance with U.S. GAAP and presented in U.S. dollars for (i) the year ended December 31, 2014 and (ii) each of the quarterly periods from the first quarter of 2014 to the third quarter of 2015 (the “Historical Financial Information”) for the sole purpose of helping investors prepare for the transition. The Historical Financial Information is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events

The information set forth in the press release issued by the Company on January 21, 2016, attached hereto as Exhibit 99.2, is incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1
Historical financial information prepared in accordance with U.S. GAAP and presented in U.S. dollars for (i) the year ended December 31, 2014 and (ii) each of the quarterly periods from the first quarter of 2014 to the third quarter of 2015.

99.2	Press Release of the Company issued on January 21, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.
Date: January 21, 2016	By: /s/ Benoit Fouilland
Benoit Fouilland
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1
Historical financial information prepared in accordance with U.S. GAAP and presented in U.S. dollars for (i) the year ended December 31, 2014 and (ii) each of the quarterly periods from the first quarter of 2014 to the third quarter of 2015.

99.2	Press Release of the Company issued on January 21, 2016.